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                                                                    Exhibit 10.2

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

      AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "AGREEMENT") dated as of May 11, 1999 among HOTJOBS.COM, LTD., a Delaware corporation (the "COMPANY"), the parties set forth on the signature pages hereto under the caption "SERIES A INVESTORS" (collectively, the "SERIES A INVESTORS"), the parties set forth on the signature pages hereto under the caption "EXISTING STOCKHOLDERS" (collectively, the "EXISTING STOCKHOLDERS") and each other Stockholder who may hereafter become a party hereto.

                                    RECITALS

      A. The Company and the Series A Investors are parties to a Series A Preferred Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") dated as of May 10, 1999, pursuant to which the Series A Investors are purchasing, in the aggregate, 2,000,000 shares of Series A Convertible Preferred Stock, $0.01 par value per share (the "SERIES A PREFERRED STOCK"), of the Company.

      B. On February 22, 1997, the Company entered into a Shareholders' Agreement with its shareholders (the "Shareholders' Agreement"). In order to induce the Series A Investors to purchase the Series A Preferred Stock (as defined below), the parties to the Shareholders' Agreement have agreed to amend and restate the Shareholders' Agreement.

      C. The Series A Investors and the Existing Stockholders, collectively being on the date hereof the holders of all of the issued and outstanding capital stock of the Company, desire to enter into this Agreement with the Company.

      D. It is a condition precedent to the purchase and sale of the Series A Preferred Stock pursuant to the Stock Purchase Agreement that the Company, the Series A Investors and the Existing Stockholders shall have executed and delivered this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      1.1 DEFINED TERMS. The following terms are defined as follows:

      (a) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such
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Person and when used with respect to any natural Person, shall also include such Person's spouse, parents and descendants (whether by blood or adoption and including stepchildren) if living in same household. For purposes of this definition, a Person shall be deemed to control another Person if such first Person directly or indirectly owns or holds ten (10%) percent or more of the ownership interests in such other Person.

      (b) "Bessemer" means Bessemer Venture Partners IV L.P. and Bessec Ventures IV L.P.

      (c) "Common Stock" means shares of the Company's common stock, $0.01 par value per share.

      (d) "Common Stock Equivalents" means, with respect to any Stockholder, the number of shares of Common Stock owned by such Stockholder and the number of shares of Common Stock into or for which any Convertible Securities owned by such Stockholder, including the Preferred Stock, shall be convertible, exchangeable or exercisable as of the date of determination thereof.

      (e) "Company Stock" means any shares of capital stock of the Company, including the Preferred Stock and the Common Stock, now or hereafter issued.

      (f) "Convertible Securities" means, at any time, any options, warrants, convertible notes or other securities or rights exchangeable or exercisable, with or without the payment of additional consideration, into or for shares of Common Stock, directly or indirectly.

      (g) "Generation" means Generation Capital Partners L.P., State Board of Administration of Florida and Generation Parallel Management Partners L.P.

      (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

      (i) "Independent Director" means an individual that possesses such experience and background in matters of business and corporate governance that reasonably qualifies such Person for service on the Board of Directors as an independent director and that has no material pre-existing business relationship with the Company or any Stockholder or any of their respective Affiliates, whether directly or indirectly as an employee, agent, investor or otherwise.

      (j) "Joinder Agreement" has the meaning ascribed to such term in Section
4.3 hereof.

      (k) "Legal Representative" means and includes all Persons who shall at the time in question have any legal or equitable interest in any Company Stock of a deceased Stockholder or a predeceased spouse of a Stockholder or is the guardian or conservator of a Stockholder or his or her spouse.


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      (l) "Lien" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, transfer restriction under any stockholder or similar agreement, or other encumbrance.

      (m) "Line of Business" means the business of the Company conducted on the date hereof.

      (n) "Major Stockholder" means, as of any date, any holder, other than the holders of Series A Preferred Stock, of not less than ten percent (10%) of the outstanding Common Stock Equivalents as of such date who is a party to this Agreement or who has executed a Joinder Agreement.

      (o) "Majority Series A Holders" means, as of any date, the holders of the outstanding shares of Series A Preferred Stock or Common Stock issued upon conversion of the Series A Preferred Stock (or any combination thereof) representing a majority of the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock as of such date.

      (p) "Management Stockholder" means, at any time, any Stockholder that is employed by the Company at such time.

      (q) "Material Adverse Effect" means any material adverse effect on the business, properties, results of operations, or condition (financial or otherwise) of the Company or its subsidiaries taken as a whole.

      (r) "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

      (s) "Pro Rata Share" means the percentage of Transfer Securities (as defined in Section 4.3) being offered by a Transferring Stockholder (as defined in Section 4.3) that each other Stockholder shall be entitled to purchase, if any. Such percentage shall be determined by dividing the number of Common Stock Equivalents of such other Stockholder by the aggregate number of all Common Stock Equivalents of Stockholders entitled to participate in the purchase of such Transfer Stock (as defined in Section 4.3).

      (t) "Qualified Public Offering" means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, concerning the offering and sale of shares of Common Stock for the account of the Company (i) in which the aggregate gross proceeds to the Company at the public offering price equals or exceeds $30.0 million and (ii) the public offering price per share equals or is not less than an amount equal to two times the Conversion Price (as such term is defined in the Company's Certificate of Incorporation) of the Series A Preferred Stock, in each case appropriately adjusted for subdivisions and combinations of Common Stock pursuant to the terms of Company's Certificate of Incorporation.

      (u) "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.


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      (v) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

      (w) "Stockholders" shall mean, collectively, the Series A Investors, the Existing Stockholders and any other Person who, after the date hereof, acquires any Company Stock or Convertible Securities and executes a Joinder Agreement, in accordance with and subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                    VOTING; BOARD MATTERS; MATERIAL DECISIONS

      2.1 Nomination and Election of Directors.

      (a) Selection of Nominees. On the date hereof, and at each annual meeting of stockholders of the Company or any special meeting called for the purpose of electing directors of the Company (or by consent of stockholders in lieu of any such meeting) or at such other time or times as the Stockholders may agree:

            (i) the Majority Series A Holders shall have the right to nominate two (2) directors to the Board (such nominees hereinafter referred to as the "SERIES A DESIGNEES"); PROVIDED, that one (1) of the Series A Designees shall be the designee of Generation, for so long as Generation continues to own not less than 20,000 Common Stock Equivalents as presently constituted and subject to adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like;

            (ii) the Management Stockholders shall have the right to nominate three (3) directors to the Board (the "MANAGEMENT DESIGNEES"); and

            (iii) in addition to the Series A Designees and the Management Designees, the Board as presently constituted shall have the right, by a decision of a majority thereof, to nominate at least two (2) directors, and, subject to the provisions of Section 2.3 hereof, not more than four
      (4) directors, each of which shall be an Independent Director.

      (b) Election of Nominees. The Stockholders shall vote all of their respective shares of Company Stock entitled to vote, in favor of the election of all of the nominees specified in Section 2.1(a) and no other Person.


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      2.2 Removal of Directors. No Stockholder shall vote any shares of Company
Stock in favor of the removal of a director nominated by one or more of the other Stockholders hereunder unless the right of any such Stockholder so to nominate such director shall no longer exist pursuant to Section 2.1(a); PROVIDED, HOWEVER, that upon the request of any party to remove a director previously designated for nomination by such Person, the Stockholders shall vote all of their shares of Company Stock in favor of (i) the removal of such director and (ii) the election of any replacement director as may be designated by such Person, subject to the provisions of Section 2.1(a); and, PROVIDED, FURTHER, that any director may be removed by the Stockholders for cause in accordance with applicable law provided that the Person that designated such director for nomination shall be entitled to designate a successor to such director and the Stockholders shall vote all of their shares of Company Stock in favor of the election of such replacement director, subject to the provisions of
Section 2.1(a).

      2.3 Number of Directors. Each of the Stockholders agrees to take such action in accordance with this Article 2, including the voting of shares of Company Stock owned or controlled by such Stockholder, as may be necessary to cause the Company to be managed by a Board consisting initially of seven (7) members, including two (2) Independent Directors. In no event shall there be more than nine (9) directors constituting the Board, including at least four (4) Independent Directors. In the event the number of directors on the Board is increased from the initial seven (7) members, any additional director (which must be an Independent Director) shall be nominated jointly by (i) the majority of the Board, as required pursuant to Section 2.1(a)(iii) hereof, and (ii) the Majority Series A Holders.

      2.4 Vacancies. If any vacancy occurs on the Board because of death, incapacity, resignation, retirement or removal of a director in accordance with this Agreement, the Person entitled to designate such director in accordance with Section 2.1(a) shall designate a successor, and all Stockholders shall vote their shares of Company Stock in favor of the election of such successor to the Board, subject to the provisions of Section 2.1(a).

      2.5 Proxies. Neither the Company nor any Stockholder shall give any proxy or power of attorney to any Person that permits the holder thereof to vote in his discretion on any matter that may be submitted to the Company's stockholders for their consideration and approval, unless such proxy or power of attorney is made subject to and is exercised in conformity with the provisions of this Agreement.

      2.6 Director Compensation and Expenses. No directors fees shall be paid by the Company, other than, if approved by the Board, to Independent Directors. All directors shall be entitled to reimbursement from the Company for all reasonable direct out-of-pocket expenses incurred in connection with their service as directors, which shall include travel expenses for attending Board meetings and, other travel expenses related to the Company or the activities of the Board.

      2.7 Director Information. The Company shall furnish to each member of the Board of Directors:


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      (a) promptly after the delivery thereof, all management letters of accountants relating to the Company or any of its subsidiaries;

      (b) promptly upon any executive officer obtaining actual knowledge thereof and in any event promptly upon delivery or receipt by the Company or any of its subsidiaries of any notice relating thereto, written notification of:

            (i) the occurrence of any default or breach under any material agreement to which the Company or any of its subsidiaries is a party that would reasonably be expected to have a Material Adverse Effect;

            (ii) the commencement of any material legal or regulatory proceeding, action or investigation to which the Company or any of its subsidiaries is a party; and

            (iii) copies of any material regulatory requests, documentation relating to governmental investigations, and governmental or regulatory orders, decisions and rulings.

                                   ARTICLE III

                                   INFORMATION

      3.1 Information. The Company shall furnish to all holders of Series A Preferred Stock (or Common Stock issued upon conversion of the Series A Preferred Stock, or any combination thereof) that own not less than 10,000 Common Stock Equivalents as presently constituted and subject to adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like (on the applicable date such information becomes available) the following information:

      (a) Financial Statements. As soon as available (i) yearly audited financial statements of the Company prepared in accordance with generally accepted accounting principles and audited by a nationally recognized firm (or other firm reasonably acceptable to the Majority Series A Holders) within ninety
(90) days of each fiscal year end; and (ii) unaudited consolidated monthly financial statements of the Company for each month prepared in accordance with generally accepted accounting principles consistently applied (together with additional financial information showing a comparison of actual results of operations for such period to budgeted results for such period and to the results of operations from the same period of the immediately preceding year) within thirty (30) days of each month end.

      (b) Budgets. As soon as available, but in no event later than thirty (30) days prior to the beginning of each fiscal quarter of the Company, a comprehensive operating budget forecasting the Company's revenues, expenses and cash position on a month to month basis for the upcoming two (2) fiscal quarters of the Company, including any updates or revisions to prior quarterly or annual plans that are available. In addition,


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similar projections for the entire fiscal year of the Company shall be provided no less than thirty (30) days prior to the beginning of such fiscal year.

                                   ARTICLE IV

                            TRANSFER OF COMPANY STOCK

      4.1 Restrictions on Transfer.

      (a) So long as this Agreement is in effect, no Stockholder (or transferee of a Stockholder) shall effect or facilitate any transfer, sale, assignment, pledge, hypothecation, gift, placement in trust (voting or otherwise) or transfer by operation of law (other than by way of a merger or consolidation of the Company) of, creation of a security interest in or Lien on, or any other encumbering or disposal (directly or indirectly and whether or not voluntary) of, any Company Stock or any Convertible Securities (any of which being a "TRANSFER," and the recipient thereof being a "TRANSFEREE"), except as provided in this Agreement. No Transfer in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no force or effect. Subject to the terms of this Agreement, the Stockholders shall be entitled to exercise all rights of ownership of their Company Stock and Convertible Securities.

      (b) No Stockholder shall effect or facilitate a Transfer of any Company Stock, directly or indirectly controlled by such Stockholder, and the Company shall not reflect on its books any Transfer of Company Stock to any Persons (other than the Company and its subsidiaries) that are engaged in the Company's Line of Business (a "COMPETITOR") or to any Person that is an Affiliate, director, officer, partner or stockholder of any Competitor.

      4.2 Certain Permitted Transfers. None of the restrictions contained in this Agreement with respect to Transfers of Company Stock or Convertible Securities (other than those set forth in Section 4.1(b) and this Section 4.2) shall apply (provided that such Transferee agrees that notwithstanding the terms of this Section 4.2, such Transferee shall not thereafter effect or allow a Transfer of such Company Stock or Convertible Securities to any Person to whom such transferor Stockholder would not be permitted to effect or allow a Transfer of such Company Stock pursuant to the terms of this Agreement):

      (a) to any Transfer (i) by any Stockholder who is a natural person to such Stockholder's parents, spouse or former spouse, "domestic partner" or any of such Stockholder's issue (natural and adopted) (collectively, "RELATIVES"); (ii) to a Legal Representative of such Stockholder if such Stockholder becomes incapacitated or upon death of a Stockholder; (iii) by a Stockholder who is a natural person by will, intestacy laws or the laws of descent or survivorship;
(iv) by a Stockholder who is a natural Person by the laws of community property or otherwise pursuant to a court order upon the divorce of such Stockholder; or
(v) to a trust or limited partnership of which there are no


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principal beneficiaries or partners other than such Stockholder and/or one or more Relatives of such Stockholder;

      (b) to any Transfer by either of Bessemer or Generation to its respective direct or indirect owners, including, without limitation, any of its respective partners, stockholders or equity owners thereof, and in respect of any such owner, to any Transfer that such owner would be permitted to make pursuant to this Section 4.2 as a Stockholder hereunder, including any such Transfer by way of a distribution, in connection with any dissolution, partial or complete liquidation or otherwise;

      (c) to any Transfer by operation of law; or

      (d) the Transfers set forth on Schedule 4.2(d) hereto;

provided, however, that in the case of any Transfer described in one or more of clauses (a) through (d) above (each a "PERMITTED TRANSFER" and collectively the "PERMITTED TRANSFERS"):

            (i) each Permitted Transferee shall have executed and delivered to the Company, as a condition precedent to any Transfer or acquisition of Company Stock or Convertible Securities, an executed consent to be bound by the provisions of, and to become a party to, this Agreement, in the form of EXHIBIT A hereto (a "JOINDER AGREEMENT"), and shall have submitted to the Company such evidence as the Company may reasonably request to demonstrate that such Transferee is a Permitted Transferee; and

            (ii) the certificates issued to the Permitted Transferee which represent the Company Stock or Convertible Securities so Transferred shall bear the legends provided herein;

provided, further, that the occurrence, following a Permitted Transfer referred to in clause (a)(v), of any event immediately following which the conditions set forth in clause (a)(v) are no longer satisfied shall be deemed a Transfer of any Company Stock or Convertible Securities held by the applicable entity; and PROVIDED, FURTHER, that any Transfer hereunder shall be effected in compliance with applicable securities laws.

      4.3 Rights of First Refusal.

      (a) Each Stockholder agrees that, subject to the restrictions on Transfers contained in Sections 4.4 and 4.5 hereof, if any Stockholder (for purposes of this Section 4.3, a "TRANSFER STOCKHOLDER") wishes to Transfer any or all of the Company Stock or Convertible Securities then owned by such Transferring Stockholder, other than to a Permitted Transferee in accordance with Section 4.2, pursuant to the right to participate in any Transfer under Section 4.5, and subject to Section 5.1(d) hereof, then such Transferring Stockholder shall first give a written notice (the "TRANSFER NOTICE") to the Company specifying the number of shares of Company Stock or Convertible Securities such Transferring Stockholder wishes to Transfer (the "TRANSFER SECURITIES"), containing


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an irrevocable offer (open to acceptance for a period of sixty 60) days after the date such Transfer Notice is received) to sell the Transfer Securities to the Transfer Offerees (as defined below) at the price stated in the Transfer Notice, which price shall be equal to the price offered to such Stockholder by a bona fide third party offeror or in a letter of intent (the "TRANSFER PRICE"), and which Transfer Notice shall identify the offeror. No Transfer to which this
Section 4.3 is applicable shall be permitted unless the third party offer is for cash.

      (b) The Company shall have the right to purchase all or a portion of the Transfer Securities; provided, HOWEVER, that the Company must determine the number of Transfer Securities it will purchase within thirty (30) days after its receipt of the Transfer Notice. If the Company elects to purchase less than all of the Transfer Securities, it shall, within thirty (30) days after its receipt of the Transfer Notice, deliver a copy of the Transfer Notice and a written statement of the number of Transfer Securities it has elected not to purchase (the "REMAINING TRANSFER SECURITIES") to each holder of Series A Preferred Stock and each Major Stockholder, other than the Transferring Stockholder (the "STOCKHOLDER OFFEREES" and, together with the Company, the "TRANSFER Offerees"). A Stockholder Offeree who wishes to purchase any Remaining Transfer Securities shall provide the Company with written notice specifying the number of Remaining Transfer Securities (up to such Stockholder Offeree's Pro Rata Share) which such Stockholder Offeree desires to accept within thirty (30) days of the delivery of the Transfer Notice by the Company, and may, at the Stockholder Offeree's option, indicate the maximum number of Remaining Transfer Securities such Stockholder Offeree irrevocably commits to purchase in excess of such Stockholder Offeree's Pro Rata Share (the "EXCESS AMOUNT"). If one or more Stockholder Offeree declines to participate in such purchase or elects to purchase less than such Stockholder Offeree's Pro Rata Share, then the Remaining Transfer Securities shall automatically be deemed to be accepted by Stockholder Offerees who specified an Excess Amount in their respective notice of acceptance, allocated among such Stockholder Offerees (with rounding to avoid fractional Stock) in proportion to their respective Pro Rata Share but in no event shall an amount greater than a Stockholder Offeree's Excess Amount be allocated to such Stockholder Offeree. Any excess Remaining Transfer Securities shall be allocated among the remaining Stockholder Offerees whose specified Excess Amount has not been satisfied (with rounding to avoid fractional Stock) in proportion to each Stockholder Offeree's respective Pro Rata Share, and such procedure shall be employed until the entire Excess Amount of each Stockholder Offeree has been satisfied or all Remaining Transfer Securities have been allocated. The Company shall have the right but not the obligation to purchase any Remaining Transfer Securities remaining thereafter.

      (c) If the offer is accepted by any Transfer Offerees, the Company, on behalf of all purchasing Transfer Offerees, shall provide the Transferring Stockholder with written notice of such acceptance specifying the number of the Transfer Securities as to which each Transfer Offeree is accepting the offer (a "NOTICE OF ACCEPTANCE") within sixty (60) days after the Transfer Notice is received.

      (d) The closing of the purchase by the Transfer Offerees of the Transfer Securities pursuant to this Section 4.3 shall take place at the principal offices of the


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Company no later than the thirtieth (30th) day after the Notice of Acceptance is given. At such closing, each of the Transfer Offerees who has elected to purchase Transfer Securities shall deliver a certified check or checks in the appropriate amount to the Transferring Stockholder against delivery of duly endorsed certificates representing the Transfer Securities to be purchased. The Transfer Securities shall be delivered free and clear of all Liens other than those imposed by this Agreement and excluding any registration requirements imposed by federal and state securities laws.

      (e) If any Transfer Securities allocated to a Transfer Offeree are not purchased by such Transfer Offeree (the "TRANSFER DEFAULT SECURITIES"), such Transfer Default Securities may be purchased by the Company. Nothing contained herein shall prejudice any Person's right to maintain any cause of action or pursue any other remedies available to it as a result of such default.

      (f) If, at the end of the sixtieth (60th) day after the Transfer Notice is received, the Company has not delivered an effective Notice of Acceptance of the offer contained in such Transfer Notice, or if it has delivered a Notice of Acceptance covering less than all of the Transfer Securities, then the Transferring Stockholder shall have sixty (60) days in which to Transfer any or all of the Transfer Securities not accepted for purchase by the Transfer Offerees, at a price not lower than the Transfer Price and on terms no more favorable to the transferee than those contained in the Transfer Notice, to the third party offeror referred to in Section 4.3(a) hereof; PROVIDED, HOWEVER, that no Transfer may be made to such third party offeror unless and until such party delivers to the Company an executed Joinder Agreement and such Transfer complies with applicable securities law. Promptly after any Transfer pursuant to this Section 4.3, the Transferring Stockholder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such Transfer and of the terms thereof as the Company may request. If, at the end of such sixty (60) day period, the Transferring Stockholder has not completed the Transfer of all of the Transfer Securities, the Transferring Stockholder shall no longer be permitted to Transfer such Securities pursuant to this Section 4.3(f) without again complying with this
Section 4.3 in its entirety. If the Transferring Stockholder determines at any time within such sixty (60) day period that the Transfer of all or any part of such Transfer Securities at a price not lower than the Transfer Price and on terms no more favorable to the transferee than those contained in the Transfer Notice is impractical, such Stockholder may terminate all attempts to Transfer such Transfer Securities and recommence the procedures of this Section 4.3 in their entirety without waiting for the expiration of such sixty (60) day period by delivering written notice of such decision to the Company.

      4.4 Restrictions in Connection with Registrations. Each Stockholder agrees not to effect any public sale or distribution of Company Stock or Convertible Securities (or any other Transfer if requested by the underwriter of such offering), including any sale pursuant to Rule 144, during the seven (7) days prior to the effective date of a registration statement relating to a sale of Company Stock or Convertible Securities and during such period of time beginning on such effective date and ending up to one hundred and eighty (180) days thereafter, as may be required by the underwriters of such offering and agreed to by the Company (in each case except as part of such


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registration). Each Stockholder hereby acknowledges that such Stockholder shall have no right to include its Company Stock or Convertible Securities in any registration of Company Stock or Convertible Securities, except as expressly provided in Article V hereof.

      4.5 Co-Sale Rights.

      (a) If, after complying with any applicable right of first refusal procedures contained in Section 4.3 hereof, any Stockholder wishes to Transfer any Company Stock or Convertible Securities (other than to a Permitted Transferee in accordance with Section 4.2, pursuant to the right to participate in any Transfer under Section 4.5, and subject to Section 5.1(d)), then such Stockholder shall, as a condition to such Transfer, permit each other Stockholder (or cause each such Stockholder to be permitted) to sell (either to the prospective purchaser of the selling Stockholder's Common Stock or to another financially reputable purchaser reasonably acceptable to such parties) the same proportion of the Common Stock and Convertible Securities then owned by such other Stockholders, as the proportion that the number of Common Stock Equivalents the selling Stockholder proposes to sell held by such selling Stockholder on the date of the Co-Sale Notice (as defined below) bears to the total number of Common Stock Equivalents held by such selling Stockholder on such date, on substantially equivalent terms and at a substantially equivalent price to that offered by the third party offeror taking into account any difference in the type of securities (i.e., Common Stock or Convertible Securities) held by the selling Stockholder and each other Stockholder who desires to sell Common Stock.

      (b) In connection with any transaction to which Section 4.5(a) hereof shall be applicable, the selling Stockholder shall send notice (the "CO-SALE NOTICE") to the Company and the other Stockholders setting forth the consideration per share to be paid in the subject Transfer, the proposed closing date for such transaction (which shall be not less than thirty (30) days after the date of such Co-Sale Notice) and the other terms and conditions of such transaction. Not later than twenty (20) days after the delivery of the Co-Sale Notice, the other Stockholders shall elect whether or not to participate in such transaction and shall provide notice to the selling Stockholder thereof and shall thereafter take such actions as may reasonably be requested by the selling Stockholder in order to facilitate the closing of the applicable transaction and to effectuate the provisions of Section 4.5(a) hereof. Each Stockholder's obligation under Section 4.5(a) hereof to afford the other Stockholders (or to cause each of them to be afforded) the rights referred to herein will be discharged if the other Stockholders are given notice hereof simultaneously with the giving of the Transfer Notice required by Section 4.3 hereof and if such notice provides that the other Stockholders may elect to avail themselves of such rights by a written reply given on or before the expiration of the sixty
(60) day time period referred to in Section 4.3 hereof, addressed to such Person as may be designated in the Transfer Notice.


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      4.6 Pre-Emptive Rights of Series A Preferred Holders.

      (a) Each Series A Preferred Holder shall have the right to purchase, pro-rata, a portion of any New Securities (as hereinafter defined) that the Company may, from time to time hereafter, propose to sell and issue. Each such Series A Preferred Holder's pro-rata share of New Securities, for the purposes of this right, is the ratio of the number of Common Stock Equivalents held by such holder at the time the New Securities are offered (treating the Series A Preferred Stock as if fully converted) to the total number of outstanding Common Stock Equivalents (including only then presently exercisable Convertible Securities). "NEW SECURITIES" shall mean any shares of capital stock or securities or rights convertible or exchangeable for capital stock of the Company; PROVIDED, HOWEVER, that New Securities does not include:

            (i) Common Stock issued or issuable on conversion of Series A Preferred Stock or options to purchase Common Stock outstanding on the date hereof;

            (ii) Common Stock issued pursuant to any Convertible Securities, provided that the rights established by this Section 4.6 applied with respect to the initial issuance by the Company of such Convertible Securities;

            (iii) Common Stock issued in connection with any stock split, or recapitalization of the Company or as a dividend or distribution in respect of the Series A Preferred Stock;

            (iv) Common Stock or Convertible Securities issued to a third party in an arms-length transaction for fair value in connection with any acquisition of another Person by the Company by merger, purchase of all or substantially all of its assets, or other reorganization;

            (v) Common Stock or Convertible Securities issued to employees, officers or Independent Directors of the Company, provided that any such issuance is or has been duly approved by the Board in accordance with the terms of this Agreement; and

            (vi) Common Stock or Convertible Securities issued to a third party lender in an arms-length transaction for fair value in connection with a bona-fide loan to the Company.

      (b) If the Company proposes to undertake an issuance of New Securities, it shall give each Series A Preferred Holder written notice of its intention, describing the type of New Securities, the price and the general terms and conditions upon which the Company proposes to issue the same. Each such Series A Preferred Holder shall have ten (10) days from the giving of such notice to agree to purchase its pro rata share of New Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The Company shall give each Series A Preferred Holder written notice on the date following such ten (10) day period as to any New Securities with respect to which Series A Preferred Holders have not exercised their right. Each such Series A Preferred Holder shall have a right of over-allotment such that if any Series A Preferred Holder fails to exercise its rights to purchase its pro rata portion of the New Securities, the other holders of Series A Preferred Stock may purchase the non-purchasing Series A Preferred Holder's portion on a pro rata basis, by agreeing in writing to purchase such New Securities within ten (10) days after the end of such first ten (10) day period.

      (c) If any Series A Preferred Holder fails to exercise its right under this Section 4.6 to purchase its pro-rata portion of the New Securities within forty (40) days following the date of the first notice contemplated by Section 4.6(b), the Company shall have until the ninetieth (90th) day following such date to enter into a letter of intent or definitive agreement, and a period of ninety (90) days thereafter to sell any of the New Securities in respect of which such Series A Preferred Holders' rights were not exercised, at a price and upon terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Series A Preferred Holders pursuant to
Section 4.6(b). If the Company has not sold such New Securities within such ninety (90) days, the Company shall not thereafter issue or sell any such New Securities, without again first offering such securities to the Series A Preferred Holders in the manner provided in this Section 4.6.

      (d) Notwithstanding the foregoing provisions of Sections 6.1(b) and (c) hereof, in the event that the Board of Directors of the Company and the Majority Series A Holders determine that observing the time periods in such Sections could adversely affect the Company in light of the Company's business and financing requirements, the Company may shorten such time periods, provided the Company uses commercially reasonable efforts to provide expedited notice to all Stockholders entitled to such rights.

      4.7 Company Disposition.

      (a) If the Board and the Majority Series A Holders each approve a Company Disposition (as defined below) to an unaffiliated third party, the Stockholders agree to vote in favor of and to approve any corporate action required to effect such Company Disposition and shall be deemed to have voted for, consented to and approved such Company Disposition, and each Stockholder shall participate in such Company Disposition in accordance with the terms thereof. As used herein "COMPANY DISPOSITION" means the consummation of a merger or consolidation of the Company with or into another Person that is not a parent or subsidiary of the Company as a result of which those Persons who were stockholders of the Company immediately prior to such transaction own, in the aggregate, less than a majority of the voting capital stock of the surviving or resulting corporation, a sale of the Company Stock or the consummation of the sale of all or substantially all of the Company's assets to an unaffiliated third party.

      (b) In connection with any Company Disposition approved as contemplated by
Section 4.7(a), each Stockholder hereby:

            (i) constitutes and appoints, to the extent necessary in connection therewith, the Company as such Stockholder's true and lawful agent and attorney-in-fact, with full power and authority in such Stockholder's name, place and stead to execute (A) any agreement containing (x) the terms of such Company Disposition in accordance with the foregoing, (y) such representations, warranties, covenants and indemnities as shall be approved by the Board and the Majority Series A Holders (provided that any indemnification obligation shall be several and not joint, allocated in proportion to the number of Common Stock Equivalents sold and limited to an amount not greater than the consideration received in such transaction), and (z) such other reasonable terms and provisions binding on such Stockholder as shall be necessary to consummate such transaction,
      (B) such instruments of conveyance and assignment as may be customary and necessary to consummate such transaction, (C) such receipts and related instruments as may be necessary to evidence such consummation and (D) such proxies and stockholder consents necessary or useful to effect a Company Disposition in accordance with the terms of the foregoing;

            (ii) in the case of a purchase of Company Stock, agrees to deliver to the Company or its designee, acting as a custodian, at or prior to the completion of such transaction, certificates representing all of the Company Stock to be sold by such Stockholder, which certificates shall be free of all liens, encumbrances and restrictive legends (except as required by this Agreement) or endorsements and shall be fully endorsed in blank or in the name of the purchaser thereof; and

            (iii) consents to, and ratifies and confirms the terms of, any Company Disposition effected in accordance with this Section 4.7 and agrees to sell such Stockholder's shares of Company Stock on such terms notwithstanding that such Stockholder withholds consent or approval to such sale, give any notice to the Company or any other Person of any nature or takes any other action inconsistent with such sale, except a legal challenge, actively pursued in a court of law, to the authority of the Company to execute such transaction on the specific grounds that the terms of this Agreement were not satisfied.

                                    ARTICLE V

                               REGISTRATION RIGHTS

      5.1 Public Offering of Company Stock.

      (a) Demand Registration Rights. At any time or from time to time after the date hereof, if the Company receives written notice from the Majority Series A Holders, which notice demands the registration of all or any portion of Company Stock issued or issuable upon the conversion or exercise of the Series A Preferred Stock and specifies the intended method or methods of disposition thereof, then the Company shall promptly cause to be prepared and filed a registration statement, as soon as reasonably practicable (but not later than forty-five (45) days after the date of such demand or, in the case of an initial public offering of Company Stock, seventy-five (75) days following such demand), and exercise its best efforts to cause such registration statement to become effective as soon as practicable thereafter under the Securities Act to the end that such Company Stock issued or issuable upon the conversion or exercise of the Series A Preferred Stock may be sold thereunder as soon as practicable after the registration statement is declared effective, and the Company will use its best efforts to ensure that the Company Stock may be sold pursuant to the registration statement for up to sixty (60) days from the date of the effective date of the registration statement; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 5.1(a): (i) within one hundred twenty
(120) days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company unless otherwise consented to by the underwriter of such offering; or (ii) at the request of the Majority Series A Holders if the Company shall have previously effected three (3) such registrations pursuant to requests by the Majority Series A Holders under this Section 5.1(a). In addition, the Company may postpone its obligation to file a registration statement for up to a maximum of one hundred and twenty (120) days in the event the Company determines in good faith that circumstances exist that make it impractical or inadvisable for the Company to file a registration statement at such time, such as a pending transaction or other event that would require disclosure under applicable securities laws and to which the Company has a bona fide business purpose for preserving confidentiality. Upon the expiration of such postponement period, the Company shall again proceed with the preparation and filing of the required registration statement. Such registration shall hereinafter be called a "DEMAND REGISTRATION." Promptly following receipt of any notice under this Section 5.1(a), the Company shall immediately notify any other holders of Series A Preferred Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the requesting Majority Series A Holders, the number of shares of Company Stock specified in any notices received from other holders within ten (10) days after their receipt of such notice from the Company.

      (b) "Piggyback" Registration Rights. At least thirty (30) days prior to the proposed filing of a registration statement under the Securities Act for any offering of any class of equity securities for the account of the Company or any other Person (other than a registration statement on Form S-4 or S-8 (or any successor forms under the Securities Act) or other registrations relating solely to employee benefit plans or any transaction governed by Rule 145 of the Securities Act), the Company shall give written notice of such proposed filing and of the proposed date thereof to each Stockholder and if, on or before the twentieth (20th) day following the date on which such notice is given, the Company shall receive a written request from any such Stockholder requesting that the Company include among the securities covered by such registration statement any Company Stock issued to such Stockholder or issuable by the Company upon the conversion or exercise of the Convertible Securities owned by such Stockholder for offering for sale in a manner and on terms set forth in such request, the Company shall include such Company Stock in such registration statement, if filed, so as to permit such Company Stock to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request. Such registration, including the initial public offering made by the Company, shall hereinafter be called a "PIGGYBACK REGISTRATION".

      (c) Terms and Conditions of Registration or Qualification. In connection with any registration statement filed pursuant to Section 5.1(a) or 5.1(b) hereof, the following provisions shall apply:

            (i) If the managing underwriter advises that the inclusion in such registration or qualification of some or all of the Company Stock sought to be registered exceeds the number (the "SALEABLE NUMBER") that can be sold in an orderly fashion without a substantial risk that the price per share to be derived from such registration will be materially and adversely affected, then the number of shares of Company Stock offered shall be limited to the Saleable Number and shall be allocated, subject to
      Section 5.1(c)(ii) below, as follows:

                  (A) if such registration is being effected in connection with an initial public offering of equity securities of the Company or, in the case of any Piggyback Registration requests by Stockholder for inclusion pursuant to Section 5(b), otherwise at the Company's determination to sell Company Stock for its own account, (1) first, all the shares of Company Stock the Company proposes to register and
            (2) second, the difference between the Saleable Number and the number to be included pursuant to clause (1) above, allocated among all selling Stockholders pro rata on the basis of the relative number of shares of Company Stock offered for sale by each such Stockholder; and

                  (B) If the registration is being effected pursuant to a Demand
            Registration other than in connection with an initial public offering of equity securities of the Company, the entire Saleable Number allocated among all selling Stockholders pro rata on the basis of the relative number of shares of Company Stock owned by each such Stockholder with respect to any request by the Majority Series A Holders pursuant to Section 5(a);

            (ii) Notwithstanding Sections 5.1(c)(i)(A) and (B) above:

                  (A) At any time prior to the effectiveness of the registration statement for any offering pursuant to any Demand Registration (other that an initial public offering of equity securities of the Company) or any Piggyback Registration, the Majority Series A Holders can give notice of their election to have the entire Saleable Number allocated to the holders of Series A Preferred Stock, provided that such right can only be exercised with respect to one Demand Registration and one Piggyback Registration;

                  (B) In the event that the number of shares of Company Stock sought to be registered by the Majority Series A Holders pursuant to a Demand Registration under Section 5.1(a) in any registration statement filed hereunder exceeds the number of shares of Company Stock allocated to the Series A Preferred Holders pursuant to Sections 5.1(c)(i)(A) and (B) above, such that the number of shares of Company Stock allocated to the Series A Preferred Holders pursuant to Sections 5.1(c)(i)(A) and (B) above is less than two-thirds (2/3) of the number of shares of Company Stock contained in the demand notice submitted by the Majority Series A Holders pursuant to a Demand Registration under Section 5.1(a), then the Series A Preferred Holders shall receive one (1) additional Demand Registration pursuant to Section 5.1(a), exercisable in the same manner as the other Demand Registration rights granted to the Majority Series A Holders pursuant thereto.

            (iii) The selling Stockholders will promptly provide the Company with such information as the Company shall reasonably request in order to prepare such registration statement and, upon the Company's request, each selling Stockholder shall provide such information in writing and signed by such holder and stated to be specifically for inclusion in the registration statement. In the event that the distribution of the Company Stock covered by the registration statement shall be effected by means of an underwriting, the right of any selling Stockholder to include its Company Stock in such registration shall be conditioned on such holder's execution and delivery of a customary underwriting agreement, lock-up agreement for the lock-up period specified in the underwriting agreement (which shall not be less than one hundred eighty (180) days in connection with the Company's initial public offering and shall not be less than ninety (90) days in the case of any other underwritten offering), custody agreement, selling Stockholder power of attorney and similar agreements with respect thereto; PROVIDED, HOWEVER, that except with respect to information concerning such holder and -------- ------- such holder's intended manner of distribution of the Company Stock, no selling Stockholder shall be required to make any representations or warranties in such agreement as a condition to the inclusion of its Company Stock in such registration.

            (iv) All fees and expenses in connection with the preparation and filing of any registration statement filed pursuant to

      Section 5.1(a) or 5.1(b) hereof (other than underwriting fees, discounts or commissions with respect to Company Stock of the selling Stockholders) shall be borne solely by the Company. In connection with the preparation and filing of any registration statement filed pursuant to Section 5.1(a) or 5.1(b) hereof, the selling Stockholders shall be entitled to retain and be represented by one law firm, to be selected by the Majority Series A Holders (or in the case of any registration pursuant to Section 5.1(b), if the Series A Preferred Holders are not selling Stockholders, then the holders of a majority of the shares of Common Stock of the selling Stockholders). The Company shall be obligated to pay the fees and expenses of such counsel so retained in connection with the preparation and filing of such registration statement. Nothing contained in this Section 5.1(c)(iv) shall be deemed to prohibit any selling Stockholder from retaining counsel of its own selection at its own expense in connection with the preparation and filing of such registration statement.

            (v) Following the effective date of such registration statement, the Company shall, upon the request of the selling Stockholders, forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act or such other securities laws where the registration statement or prospectus has been filed and such other documents as are referred to in the registration statement as shall be reasonably requested by the selling Stockholders.

            (vi) The Company shall prepare and file such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act or such other securities laws where the registration statement has been filed with the respect to the offer and sale or other disposition of the Company Stock covered by such registration statement during the period required for distribution of the Company Stock, which period shall not be in excess of sixty (60) days from the effective date of such registration statement.

            (vii) The Company shall use its best efforts to register or qualify the Company Stock of the selling Stockholders covered by any such registration statement under such securities or "Blue Sky" laws in such jurisdictions as the Stockholders may request; PROVIDED, HOWEVER, that the Company shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified in order to comply with such request.

            (viii) In connection with any registration pursuant to Section 5.1 hereof, the Company will as expeditiously as possible:

            A. use reasonable best efforts to cause the Company Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Stockholders to consummate the disposition of such Company Stock;

            B. promptly notify each selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Company Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            C. cause all Company Stock covered by the registration statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed, and, unless the same already exists, provide a transfer agent, registrar and CUSIP number for all such Company Stock not later than the effective date of the registration statement;

            D. enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of a majority of the voting power of the Company Stock being sold or the underwriters retained by such holders, if any, reasonably request in order to expedite or facilitate the disposition of such Company Stock;

            E. make available for inspection by any selling Stockholder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

            F. obtain "cold comfort" letters and updates thereof from the Company's independent public accountants and an opinion from the Company's counsel (naming the selling Stockholder as additional addressees) in customary form and covering such matters of the type customarily covered by "cold comfort" letters and opinions of counsel, respectively, as the holders of a majority of the voting power of Company Stock of the selling Stockholders shall request;

            G. supply copies of the registration statement and any amendments thereto to each selling Stockholder at least two (2) business days prior to filing such document with the SEC, and shall reasonably consult with such persons and their counsel with respect to the form and content of such filing. The Company will immediately amend such registration statement to include such reasonable changes as the selling Stockholders reasonably agree should be included therein. Any selling Stockholder requesting a change refused by the Company may withdraw his or her Company Stock from the Registration Statement;

            H. upon request by any one or more of the selling Stockholders, promptly provide each selling Stockholder with copies of any comment letters or other correspondence with the SEC;

            I. promptly notify each selling Stockholder (i) of the issuance by the SEC of any stop order or order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, or (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Company Stock for sale in any jurisdiction, or the initiation of any proceedings for such purpose. The Company, with the reasonable cooperation of the selling Stockholders, shall make every reasonable effort to contest any such proceedings and to obtain the withdrawal of any such order at the earliest possible moment;

            J. with a view to making available to the Stockholders the benefits of Rule 144, (i) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act, and (ii) furnish to any Stockholder, so long as the Stockholder holds any Company Stock subject to this Agreement, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Stockholder of any rule or regulation of the SEC which permits the selling of any such securities without registration under the Securities Act; and

            K. otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve
      (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

            (ix) Each selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1(c)(viii)(B) hereof, such holder will forthwith discontinue disposition of its Company Stock pursuant to the registration statement covering such Company Stock until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by such
      Section 5.1(c)(viii)(B) hereof and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such its Company Stock current at the time of receipt of such notice.

            (x) The Company shall not be required to register any Company Stock with respect to any proposed offer or sale after a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or if such securities shall have been previously sold pursuant to Rule 144 under the Securities Act.

            (xi) If any of the Company Stock covered by any registration statement filed pursuant to Section 5.1(a) hereof are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the Company.

            (xii) In the event of any Company Stock registered under the Securities Act are to be sold pursuant to an underwritten offering, including, without limitation, in any primary offering by the Company, any over-allotment option to be granted to the managing underwriter or underwriters shall be allocated to and granted by the Majority Series A Holders at the election of the Majority Series A Holders, subject to the consent of such underwriter.

            (xiii) The Company will not, at any time after the date hereof, grant any registration rights that conflict with, or have any priority over, the registration rights granted hereby.

      (d) Transfer Restrictions. The transfer restrictions contained in Article IV of this Agreement shall not apply to any offering of Company Stock registered under the Securities Act pursuant to this Section 5.1.

      (e) Indemnification.

            (i) In the event of the registration or qualification of any Company Stock of the Stockholders under the Securities Act or any other applicable securities laws pursuant to the provisions of this Section 5.1, the Company agrees to indemnify and hold harmless each Stockholder thereby offering such Company Stock for sale (a "SELLER"), underwriter, broker or dealer, if any, of such Company Stock, the Seller's legal counsel and each other Person, if any, who controls any such Seller, underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Seller, underwriter, broker or dealer or controlling Person may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Company Stock was registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Company Stock, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act or any other applicable securities laws applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration or qualification and will reimburse each such Seller, underwriter, broker or dealer, legal counsel and each such controlling Person for any legal or other expenses reasonably incurred by such Seller, underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Seller, underwriter, broker, dealer or controlling Person specifically and expressly for use in the preparation thereof or, with respect to any misstatement or omission, to the extent such misstatement or omission was corrected in a revised prospectus made available for delivery prior to the consummation of the subject transaction. The Company shall have no obligation to indemnify the Stockholders for amounts paid in settlement if the settlement is effected without the Company's consent (which consent shall not be unreasonably withheld).

            (ii) In the event of the registration or qualification of any Company Stock of the Stockholders under the Securities Act or any other applicable securities laws for sale pursuant to the provisions hereof, each selling Stockholder, each underwriter, broker and dealer, if any, of such

      Company Stock, and each other person, if any, who controls any such selling Stockholder, underwriter, broker or dealer within the meaning of the Securities Act, agrees severally, and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of the Securities Act, and each officer and director and legal counsel of the Company from and against any losses, claims, damages or liabilities, joint or several, to which the Company, such controlling Person or any such officer or director may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Company Stock was registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Company Stock, or any amendment or supplement thereto, or arise out of or are based upon an untrue statement or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission was made therein in reliance upon and in conformity with written information furnished to the Company by such selling Stockholder, underwriter, broker, dealer or controlling Person specifically for use in connection with the preparation thereof, and will reimburse the Company, such controlling Person and each such officer or director or legal counsel for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that no selling Stockholder shall be liable under this Section 5.1(e)(ii) for any amount in excess of the net proceeds to such selling Stockholder of Company Stock sold by it. No Stockholder shall have any obligation to indemnify the Company for amounts paid in settlement if the settlement is effected without the consent of such indemnifying Stockholder (which consent shall not be unreasonably withheld).

            (iii) Promptly after receipt by a person entitled to indemnification under this Section 5.1(e) (an "INDEMNIFIED PARTY") of notice of the commencement of any action or claim relating to any registration statement filed under Section 5.1(a) hereof or 5.1(b) hereof or as to which indemnity may be sought hereunder, such indemnified party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "INDEMNIFYING PARTY"), give written notice to such indemnifying party of the commencement of such action or claim, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this Section 5.1(e) and shall also not relieve the indemnifying party of its obligations under this Section 5.1(e) except to the extent that the indemnifying party is actually prejudiced thereby. In case any such action is brought against an indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense, with counsel reasonably satisfactory to such indemnified party, of such action and/or to settle such action and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation; PROVIDED, HOWEVER, that no indemnifying party shall enter into any settlement agreement without the prior written consent of the indemnified party unless such indemnified party is fully released and discharged from any such liability. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding, or
      (C) such indemnified party shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (A), (B) or (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties (and reasonably acceptable to the indemnifying party) shall be borne by the indemnifying party. If, in any such case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party and the indemnified party shall assume such defense and/or settle such action; provided, HOWEVER, that, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.

            (iv) If the indemnification provided for in this Article V is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                                   ARTICLE VI

                                   TERMINATION

      6.1 The provisions of Article II, Article III, Sections 4.1, 4.2, 4.3, 4.5, 4.6 and 4.7 hereof shall terminate automatically upon the consummation of a Qualified Public Offering.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1 Certificate Legend. Upon execution of this Agreement, the certificates representing Company Stock and Convertible Securities held by the Stockholders shall contain substantially the following legend, in addition to any other legends deemed appropriate or necessary by the Company:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY SUCH LAWS APPLICABLE THERETO AND THE RULES AND REGULATIONS THEREUNDER.

      IN ADDITION, THIS CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH AND SUBJECT TO ANY APPLICABLE PROVISIONS OF A STOCKHOLDERS' AGREEMENT AMONG THE COMPANY, ITS STOCKHOLDERS AND THEIR RESPECTIVE SPOUSES, A COPY OF WHICH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE

      RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

      7.2 Negotiable Form. Whenever any shares of Company Stock are to be delivered or sold pursuant to this Agreement, the Person selling such Company Stock shall deliver such certificates or other instruments duly endorsed or accompanied by appropriate stock powers or assignments separate from the instrument.

      7.3 Enforcement. No Company Stock or Convertible Securities shall be transferred on the books of the Company and no sale, assignment, transfer, pledge or other disposition thereof shall be effective unless and until the terms and provisions of this Agreement are complied with, and in cases of violation of this Agreement by the attempted transfer of Company Stock or Convertible Securities without compliance with the terms and provisions thereof, such sale, assignment, transfer, pledge or other disposition shall be invalid and of no effect, and the Company and/or any of the Stockholders who are not attempting to transfer Company Stock or Convertible Securities shall have the right to compel the Stockholder who is attempting to transfer Company Stock or Convertible Securities, and/or the purported transferee, to transfer and deliver the same in accordance with the applicable provisions of this Agreement.

      7.4 Specific Performance. The parties hereto recognize that the Company Stock and Convertible Securities cannot be readily purchased or sold on the open market and that it is to the benefit of the Company and the Stockholders that this Agreement be carried out; and for those and other reasons, the parties hereto would be irreparably damaged if this Agreement is not specifically enforced in the event of a breach hereof. If any controversy concerning the rights or obligations to purchase or sell any Company Stock and Convertible Securities arises, or if this Agreement is breached, the parties hereto hereby agree that remedies at law might be inadequate and that, therefore, such rights and obligations, and this Agreement, shall be enforceable by specific performance. The remedy of specific performance shall not be an exclusive remedy, but shall be cumulative of all other rights and remedies of the parties hereto at law, in equity or under this Agreement.

      7.5 Transferees and Future Stockholders. The Company and the Stockholders shall cause any transferee of any Company Stock or Convertible Securities that is not already a party to this Agreement and any future Stockholder of the Company to execute a Joinder Agreement and upon execution thereof, provided such transfer shall not have been made in contravention of this Agreement, such Stockholder shall be entitled to the rights of an owner of the Company Stock or Convertible Securities held by such Stockholder hereunder; PROVIDED, HOWEVER, that the foregoing shall not apply to Company Stock or Convertible Securities that have been sold pursuant to an effective registration statement under the Securities Act or Rule 144 thereunder.

      7.6 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by telecopier or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address as any such party may notify to the other parties in writing:

      (a) if to the Company:

            HotJobs.com, Ltd.
            24 West 40th Street
            14th Floor
            New York, NY  10018
            Attn: President and Chief Executive Officer
            Facsimile No:  (212) 944-8962

            With a copy to:

            Brobeck, Phleger & Harrison LLP
            701 Pennsylvania Avenue, N.W.
            Suite 220
            Washington, D.C.  20004
            Attn: Stephen A. Riddick, Esq.
            Facsimile:  (202) 824-0949

      (b) if to Generation:

            c/o Generation Partners Management LLC
            551 Fifth Avenue
            Suite 3100
            New York, NY  10176
            Attn: Lloyd Mandell
            Facsimile No.: (212) 450-8550

            With a copy to:

            Weil, Gotshal & Manges LLP
            767 Fifth Avenue
            New York, NY 10153
            Attn: Norman D. Chirite, Esq.
                  S. Wade Angus, Esq.
            Facsimile No.: (212) 310-8007

      (c) if to any of the other Series A Investors or the Existing
      Stockholders: to the addresses specified in the books and records of the Company for such Persons;

      (d) if to any other Stockholder: such address specified in the applicable Joinder Agreement.

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

      7.7 Binding Effect; Assignment. This Agreement, including the rights and conditions contained herein in connection with disposition of Company Stock and Convertible Securities, shall, subject to the provisions of Section 7.5 hereof, be binding upon the parties hereto, together with their respective executors, administrators, successors, personal representatives, heirs and assigns permitted under this Agreement.

      7.8 Governing Law. The Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

      7.9 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

      7.10 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

      7.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      7.12 Amendments. This Agreement may be amended, modified or supplemented only with the consent of the Majority Series A Holders and by a written instrument executed by the Company and the holders of shares having a majority of the voting power of the Common Stock Equivalents held by the Stockholders.

      7.13 Captions. The captions of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

      7.14 Pronouns. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, and vice versa, as the context requires.

      7.15 Spouses. By executing this Agreement, the spouse of each Stockholder that is an individual acknowledges that he or she has read this Agreement and knows its contents and agrees to be bound in all respects by the terms of this

Agreement to the same extent as the Stockholders. Each spouse further agrees that should he or she predecease the Stockholder to whom he or she is married or should he or she become divorced from such Stockholder, any shares of Company Stock which such spouse may own or in which he or she may have any interest shall remain subject to all of the restrictions and to all of the rights of the Stockholders contained in this Agreement.

      7.16 Action by Certain Stockholders. Each determination, decision, action, election or exercise of any right that the Series A Preferred Holders shall be permitted or required to make or take pursuant to this Agreement may be made or taken (as the case may be) by the Majority Series A Holders. For purposes of determining the percentage of the outstanding Common Stock Equivalents held by any Stockholder, Common Stock Equivalents held by affiliated Stockholders shall be aggregated and shall be treated as being held by one such Stockholder for purposes hereof.

      7.17 Binding Effect of Agreement. This Agreement shall be binding on the parties signatory hereto, notwithstanding the failure of any stockholder to execute this Agreement.

                  [Remainder of page intentionally left blank.]

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    THE COMPANY:

                                    HOTJOBS.COM, LTD.


                                    By: /s/
                                       ----------------------------
                                    Name:
                                    Title:

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE

                               SERIES A INVESTORS:

                           GENERATION CAPITAL PARTNERS L.P.

                           By:       Generation Partners L.P.,
                                         as General Partner

                                     By:  Generation Capital Company LLC,
                                               its General Partner


                                     By:   /s/
                                         --------------------------------
                                           John Hawkins
                                           Managing Director

                           STATE BOARD OF ADMINISTRATION OF FLORIDA

                           By:       Generation Partners L.P.,
                                         as General Partner

                                     By:  Generation Capital Company LLC,
                                               its General Partner


                                     By:  /s/
                                         --------------------------------
                                           John Hawkins
                                           Managing Director

                           GENERATION PARALLEL MANAGEMENT PARTNERS L.P.

                           By:  Generation Capital Company LLC,
                                    its General Partner


                                      By: /s/
                                         --------------------------------
                                           John Hawkins
                                           Managing Director

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE

                                      BESSEMER VENTURE PARTNERS IV L.P.

                                      By:  Deer IV & Co. LLC
                                              its General Partner


                                      By: /s/
                                         --------------------------------
                                           Name:  Robert H. Buescher
                                           Title:  Manager

                                      BESSEC VENTURES IV L.P.

                                      By:  Deer IV & Co. LLC
                                              its General Partner


                                      By: /s/
                                         --------------------------------
                                           Name:  Robert H. Buescher
                                           Title:  Manager

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE

                                      BT ALEX.BROWN INC. CUSTODIAN FBO JOHN G.
                                      MURRAY IRA, DATED 07/08/98


                                      By: /s/
                                         --------------------------------
                                         Name:
                                         Title:


                                      ORION TECHNOLOGY VENTURES


                                      By: /s/
                                         --------------------------------
                                         Name: David Kohl
                                         Title: General Partner


                                      FSA CAPITAL, INC.


                                      By: /s/
                                         --------------------------------
                                         Name: Stephen W. Ellis
                                         Title: President and CEO

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE

                             /s/
                     ---------------------------------------
                                 Kevin O'Connor

                             /s/
                     ---------------------------------------
                       Andrew G. Matthes and Tracy Matthes

                             /s/
                     ---------------------------------------
                                  George Bolton

                             /s/
                     ---------------------------------------
                                   John Murray

                             /s/
                     ---------------------------------------
                                   Anne Martin

                             /s/
                     ---------------------------------------
                                  Stephen Oxman

                             /s/
                     ---------------------------------------
                                   Bob Packard

                             /s/
                     ---------------------------------------
                               Shaun Andrikopoulos

                             /s/
                     ---------------------------------------
                                    Ray Yeung

                             /s/
                     ---------------------------------------
                                  Joelle Kayden

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE

                             /s/
                     ---------------------------------------
                                   Dyan Triffo

                             /s/
                     ---------------------------------------
                                 John Varughese

                             /s/
                     ---------------------------------------
                                    Karl Will

                             /s/
                     ---------------------------------------
                                 Tony Meneghetti

                             /s/
                     ---------------------------------------
                                    Jeff Liu

                             /s/
                     ---------------------------------------
                                   Buz Walters

                             /s/
                     ---------------------------------------
                                Carleigh Jacques

                             /s/
                     ---------------------------------------
                                   Zach Maurus

                             /s/
                     ---------------------------------------
                                   Jim Mahern

                             STOCKHOLDERS' AGREEMENT
                                 SIGNATURE PAGE
                              EXISTING STOCKHOLDERS


Otec, Inc.

By /s/
   ---------------------------
   Bennett Carroccio
   President


    /s/
------------------------------
     Richard S. Johnson


    /s/
------------------------------
     Bennett Carroccio


    /s/
------------------------------
         Thomas Chin


    /s/
------------------------------
      Allen Murabayashi


    /s/
------------------------------
       Dimitri Boylan


    /s/
------------------------------
    Christopher J. March


    /s/
------------------------------
          Earl Ady

The Richard and Carole Johnson 1999 Trust

By /s/
   ------------------------------
   Alice Johnson Kelly
   Trustee


The Bennett and Brenda Carroccio 1999 Trust


By /s/
   ------------------------------
   Daniel Nascimento
   Trustee


    /s/
------------------------------
        Liz Johnson


    /s/
------------------------------
      Kelly Michaelian



------------------------------
       David Nichols



------------------------------
    Danielle Sklarevski


    /s/
------------------------------
       Dulce O'Connor


    /s/
------------------------------
       Davis Carvajal

    /s/
------------------------------
        Lisa Goddard



------------------------------
       Ginna Basinger



------------------------------
       Nicholas Gordon

                     STOCKHOLDERS' AGREEMENT SIGNATURE PAGE


MANAGEMENT INVESTORS:      SPOUSE OF MANAGEMENT INVESTOR (if any)


[TO BE PROVIDED]

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

      The undersigned, having purchased shares of capital stock of HotJobs.com, Ltd., hereby agrees to be bound by the terms and conditions of, and to become a party to, the Amended and Restated Stockholders' Agreement of the Company as a "Stockholder" thereunder, the form of which is attached hereto, as if the undersigned had been a party to such agreement as of the date thereof.

            Name:______________________________________________________________

            Signature:_________________________________________________________

            Address:___________________________________________________________

            Telecopy No.:______________________________________________________

            No. of Shares:_____________________________________________________

      I, the undersigned, being the spouse of the above-named Stockholder, hereby acknowledge that I have read and understand the Amended and Restated Stockholders' Agreement, and I agree to be bound by the terms thereof, including, without limitation, Section 8.15 thereof.

            Name:______________________________________________________________

                 Signature:____________________________________________________

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

      The undersigned, having purchased shares of capital stock of HotJobs.com, Ltd., hereby agrees to be bound by the terms and conditions of, and to become a party to, the Amended and Restated Stockholders' Agreement of the Company as a "Stockholder" thereunder, the form of which is attached hereto, as if the undersigned had been a party to such agreement as of the date thereof.

            Name:  GREENACRE VENTURES LLC

                   By: John Murray, its Managing Member

            Signature: /s/
                       ---------------------------------------------------------

            Address:


            Telecopy No.:
                          ------------------------------------------------------

            No. of Shares: 11,000 shares of Common Stock

      I, the undersigned, being the spouse of the above-named Stockholder, hereby acknowledge that I have read and understand the Amended and Restated Stockholders' Agreement, and I agree to be bound by the terms thereof, including, without limitation, Section 8.15 thereof.

                             Name:
                                   ---------------------------------------------

                             Signature:
                                        ----------------------------------------

                            FORM OF JOINDER AGREEMENT

      The undersigned, having purchased shares of capital stock of HotJobs.com, Ltd., hereby agrees to be bound by the terms and conditions of, and to become a party to, the Amended and Restated Stockholders' Agreement of the Company as a "Stockholder" thereunder, the form of which is attached hereto, as if the undersigned had been a party to such agreement as of the date thereof.

            Name:  BOSTON MILLENNIA PARTNERS

                   LIMITED PARTNERSHIP

                   By: Glen Partners Limited Partnership

            Signature: /s/
                       ---------------------------------------------------------

            Address:


            Telecopy No.:

            No. of Shares: 24,548 shares of Common Stock

      I, the undersigned, being the spouse of the above-named Stockholder, hereby acknowledge that I have read and understand the Amended and Restated Stockholders' Agreement, and I agree to be bound by the terms thereof, including, without limitation, Section 8.15 thereof.

                             Name:
                                   ---------------------------------------------

                             Signature:
                                        ----------------------------------------

                            FORM OF JOINDER AGREEMENT

      The undersigned, having purchased shares of capital stock of HotJobs.com, Ltd., hereby agrees to be bound by the terms and conditions of, and to become a party to, the Amended and Restated Stockholders' Agreement of the Company as a "Stockholder" thereunder, the form of which is attached hereto, as if the undersigned had been a party to such agreement as of the date thereof.

            Name:  BOSTON MILLENNIA ASSOCIATES I PARTNERSHIP


            Signature: /s/
                       ---------------------------------------------------------

            Address:


            Telecopy No.:


            No. of Shares: 452 shares of Common Stock

      I, the undersigned, being the spouse of the above-named Stockholder, hereby acknowledge that I have read and understand the Amended and Restated Stockholders' Agreement, and I agree to be bound by the terms thereof, including, without limitation, Section 8.15 thereof.

                             Name:
                                   ---------------------------------------------

                             Signature:
                                        ----------------------------------------

                            FORM OF JOINDER AGREEMENT

      The undersigned, having purchased shares of capital stock of HotJobs.com, Ltd., hereby agrees to be bound by the terms and conditions of, and to become a party to, the Amended and Restated Stockholders' Agreement of the Company as a "Stockholder" thereunder, the form of which is attached hereto, as if the undersigned had been a party to such agreement as of the date thereof.

            Name:  Jerry Murdock

            Signature: /s/
                       ---------------------------------------------------------

            Address:


            Telecopy No.:

            No. of Shares: 100,000 shares of Series A Preferred Stock

            Date:   May 14, 1999

      I, the undersigned, being the spouse of the above-named Stockholder, hereby acknowledge that I have read and understand the Amended and Restated Stockholders' Agreement, and I agree to be bound by the terms thereof, including, without limitation, Section 8.15 thereof.

                             Name:
                                   ---------------------------------------------

                             Signature:
                                        ----------------------------------------

                                 SCHEDULE 4.2(D)

Christopher J. March, Esp. is permitted to sell 6,000 shares of the Common Stock of HotJobs.com, Ltd. owned by him to GreenAcre Ventures LLC in return for the purchase price of $592,980.00. This sale is currently scheduled to close on May 10, 1999.

Allen Murabayashi is permitted to sell 5,000 shares of the Common Stock of HotJobs.com, Ltd. owned by him to GreenAcre Ventures LLC in return for the purchase price of $494,150.00. This sale is currently scheduled to close on May 10, 1999.

Richard S. Johnson, OTEC, Inc. and Thomas Chin are permitted to sell 4,848 shares, 15,152 shares and 5,000 shares, respectively, of Common Stock of HotJobs.com, Ltd. owned by them to Boston Millennia Partners Limited Partnership and Boston Millennia Associates I Partnership for the purchase price of $479,128, $1,497,472 and $494,150, respectively.

Bennett Carroccio is permitted to sell shares of Common Stock of HotJobs.com, Ltd. owned by him to Richard S. Johnson pursuant to the Option Agreement, dated as of March 2, 1999, between Bennett Carroccio and Richard Johnson.

Any transfer by each of GreenAcre Ventrures LLC, Boston Millennia Partners Limited Partnership and Boston Millennia Associates I Partnership, respectively, to its respective direct or indirect owners, including, without limitation, any of its respective partners, stockholders or equity owners therof, and in respect of any such owner, to any Transfer that such owner would be permitted to make pursuant to Section 4.2 as a Stockholder under the Amended and Restated Stockholders' Agreement, of which this schedule is a part, including any such Transfer by way of a distribution, in connection with any dissolution, partial or complete liquidation or otherwise.